SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2003

CYMER, INC.
(Exact name of Registrant as specified in charter)

NEVADA	0-21321	33-0175463
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17075 THORNMINT COURT SAN DIEGO, CALIFORNIA 92127
(Address of principal executive offices)

(858) 385-7300
(Registrants telephone number, including area code)

16750 VIA DEL CAMPO COURT SAN DIEGO, CALIFORNIA 92127
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1                           Press Release, dated July 22, 2003.

Item 9. Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On July 22, 2003, we disclosed unaudited financial information for the second quarter of 2003 in the earnings release attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

	By:	/s/ Nancy J. Baker
Date: July 22, 2003		Nancy J. Baker
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1                           Press Release, dated July 22, 2003.